UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

Canna-Global Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41102	86-3692449
(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

(Address of principal executive offices, including zip Code)

310-496-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share, and one redeemable warrant	CNGLU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CNGL	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CNGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

The information contained in Item 8.01 of the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2022, is incorporated herein by reference.

On December 2, 2021, Canna-Global Acquisition Corp (the “Company”), consummated its initial public offering (the “IPO”). In connection therewith, the Company entered into an Investment Management Trust Agreement, dated December 2, 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) to govern the proceeds of the IPO. A form of the Trust Agreement was initially filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 333-258619) in connection with the IPO.

On November 28, 2022, at 10:00 a.m. ET, the Company held a special meeting of its shareholders at its offices and online at https://www.cstproxy.com/canna-global/2022, pursuant to due notice (the “Special Meeting”). At the Special Meeting, Company shareholders entitled to vote at the Special Meeting cast their votes and approved the Extension Amendment, pursuant to which the Company filed its First Amendment to its Second Amended and Restated Certificate of Incorporation on November 30, 2022 to extend the date by which the Company must (i) consummate a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s IPO that closed on December 2, 2021 from December 2, 2022 (the “Termination Date”) by up to twelve (12) one-month extensions to December 2, 2023 (the “Extension Amendment Proposal”), which includes to amend the Trust Agreement.

The full text of the First Amendment to the Trust Agreement is included as Exhibit 10.1 hereto.

Item 3.03. Material Modification to Rights of Security Holders.

Amendment of Certificate of Incorporation

As described in Item 1.01 above, the shareholders of the Company approved the First Amendment to the Second Amended and Restated Certificate of Incorporation of the Company at the November 28, 2022, Special Meeting, and the Company has filed the First Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Item 5.03. Articles of Incorporation or Bylaws.

The shareholders of the Company approved the First Amendment to the Second Amended and Restated Certificate of Incorporation of the Company at the November 28, 2022, Special Meeting as described in Item 1.01 above.

The full text of the First Amendment to the Second Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 28, 2022, at 10:00 a.m. ET, the Company held a Special Meeting of its shareholders at https://www.cstproxy.com/canna-global/2022, pursuant to due notice. On the record date of October 26, 2022, the Company had 23,860,000 outstanding shares of Class A common stock and 5,750,000 outstanding shares of Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal, entitled to vote at the Special Meeting. At the Special Meeting, holders of the Company’s Class A common stock and Class B common stock (the “Shareholders”) voted on one of the two proposals presented, each as described in the proxy statement/prospectus dated October 27, 2022, as amended, and cast their votes as described below:

Proposal 1 - Extension Amendment Proposal

The Shareholders approved the Extension Amendment Proposal, by a 73.35% approval vote, giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A Common Stock included as part of the units sold in the Company’s IPO that closed on December 2, 2021 from December 2, 2022 by up to twelve (12) one-month extensions to December 2, 2023. The following is a tabulation of the voting results:

Canna-Global Acquisition Corp Common Stock:

Votes For	Votes Against	Abstentions

21,710,834	1,782,332	101

Item 8.01. Other Events.

Redemption of Shares

In connection with the voting on the Extension Amendment Proposal at the Special Meeting, holders of 20,630,630 shares of Class A common stock exercised their right to redeem those shares for cash at an approximate price of $10.26 per share, for an aggregate of approximately $211,651,028.85. Following the payment of the redemptions, the Trust Account will have a balance of approximately $24,307,527.03.

Deposit of Extension Funds

In connection with approval of the Extension Amendment Proposal, the Company caused $0.045 per outstanding share of the Company’s Class A common stock, giving effect to the redemptions disclosed above, or approximately $106,621.65 for the remaining 2,369,370 Class A common stock to be deposited in the Trust Account in connection with the exercise of the first monthly extension of the Extended Date on November 30, 2022 in advance of the December 2, 2022 due date.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or PIPE financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	First Amendment to the Second Amended and Restated Certificate of Incorporation
10.1	First Amendment to Investment Management Trust Agreement
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNA-GLOBAL ACQUISITION CORP

Date: December 1, 2022	By:	/s/ J. Gerald Combs
	Name:	J. Gerald Combs
	Title:	Chief Executive Officer